Exhibit 99.1

Independent Auditor’s Report

To the Board of Directors and Stockholders of
Armada Hoffler Properties, Inc.:

We have audited the accompanying combined statement of revenues and certain operating expenses of the Retail Portfolio described in Note 1 for the year ended December 31, 2015.

Management's Responsibility for the Combined Statement of Revenues and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain operating expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity's preparation and fair presentation of the combined statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Retail Portfolio for the year ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying combined statement of revenues and certain operating expenses of the Retail Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Retail Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Cleveland, OH
October 19, 2016

Retail Portfolio
Combined Statement of Revenues and Certain Operating Expenses
(In thousands)

Year Ended
December 31, 2015
Revenues
Rental revenue	$12,308
Tenant recoveries	3,456
Ancillary and other income	125
Total revenues	15,889

Certain operating expenses
Real estate taxes and insurance	2,111
Operating and maintenance	1,998
Management fees	696
Total certain operating expenses	4,805
Revenues in excess of certain operating expenses	$11,084

See accompanying Notes to Combined Statement of Revenues and Certain Operating Expenses.

Retail Portfolio
Notes to Combined Statement of Revenues and Certain Operating Expenses

1. Basis of Presentation

The accompanying combined statement of revenues and certain operating expenses includes the operations of a portfolio of 11 retail centers located throughout the Mid-Atlantic and Southeastern United States (the “Retail Portfolio”), which Armada Hoffler Properties, Inc. (the “Company”) acquired on January 14, 2016.

The accompanying combined statement of revenues and certain operating expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented, as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Retail Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income and amortization of above- and below-market leases. The Company is not aware of any material factors during the year ended December 31, 2015 that would cause the reported financial information not to be indicative of future operating results.

The accompanying combined statement of revenues and certain operating expenses of the Retail Portfolio has been presented on a combined basis as the 11 retail centers were under common management and ownership during the period presented.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Retail Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. Tenant recoveries and reimbursable expenses are recognized and presented gross, as the Retail Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to present the combined statement of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Retail Portfolio. As of December 31, 2015, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

(In thousands)
2016	$12,142
2017	11,290
2018	10,568
2019	9,363
2020	5,912
Thereafter	13,304
$62,579

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

Two tenants represented approximately 20% of the Retail Portfolio’s rental revenue for the year ended December 31, 2015.

5. Related Party Transactions

The prior owner of the Retail Portfolio arranged for property and liability insurance for each of the properties comprising the Retail Portfolio. Insurance premiums incurred by the prior owner on behalf of the Retail Portfolio and reimbursed to the prior owner were approximately $271,000 for the year ended December 31, 2015.

The prior owner of the Retail Portfolio provided certain maintenance services to the properties comprising the Retail Portfolio. For the year ended December 31, 2015, maintenance services costs of approximately $102,000 were included in operating and maintenance expenses in the combined statement of revenues and certain operating expenses.

The prior owner of the Retail Portfolio provided management services to the properties comprising the Retail Portfolio. For the year ended December 31, 2015, management fees of approximately $696,000 were included in the combined statement of revenues and certain operating expenses.

6. Commitments and Contingencies

The Retail Portfolio is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Retail Portfolio’s results of operations.

7. Subsequent Events

Management evaluated subsequent events through October 19, 2016, the date the financial statement was available to be issued.

4